AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

July 24, 2009

Dear Contractholder:

Enclosed is a notice of a Special Meeting of Shareholders of the Multimanager Health Care Portfolio (the “Health Care Portfolio”), a series of AXA Premier VIP Trust (the “Trust”). The Special Meeting of Shareholders of the Health Care Portfolio is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on Thursday, September 10, 2009, at 3:00 p.m., Eastern time (“Meeting”).

The Trust’s Board of Trustees (“Board of Trustees”) has called the Meeting to request shareholder approval of the reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio (the “Aggressive Equity Portfolio”), which is also a series of the Trust. The Board of Trustees has approved this proposal.

The Health Care Portfolio and Aggressive Equity Portfolio have the same investment objectives and invest primarily in equity securities, but there are differences in their primary investment policies, strategies and principal risks of which you should be aware. Please read the enclosed information for details. Both Portfolios are managed by AXA Equitable Life Insurance Company (“AXA Equitable”) and are sub-advised by various investment sub-advisers. If the Reorganization is approved and implemented, each owner of an annuity contract or certificate and/or life insurance policy (“Contractholder”) that invests indirectly in the Health Care Portfolio will automatically become a Contractholder of the Aggressive Equity Portfolio.

As a Contractholder who has invested in shares of the Health Care Portfolio through the investment divisions of separate accounts established by AXA Equitable, you are entitled to instruct AXA Equitable how to vote the Health Care Portfolio shares related to your interest in those accounts as of the close of business on June 30, 2009. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider this matter and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk President AXA Funds Management Group AXA Equitable Life Insurance Company

AXA PREMIER VIP TRUST

Multimanager Health Care Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Multimanager Health Care Portfolio (the “Health Care Portfolio”), a series of AXA Premier VIP Trust (the “Trust”), will be held on Thursday, September 10, 2009, at 3:00 p.m., Eastern time, at the Trust’s offices, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”), to act on the following proposals:

1. To approve the Plan of Reorganization and Termination with respect to the reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, each a series of the Trust.

2. To transact other business that may properly come before the Meeting or any adjournment or postponement thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who have invested in shares of the Health Care Portfolio through the investment divisions of separate accounts of AXA Equitable will be given the opportunity, to the extent required by law, to provide AXA Equitable with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournment or postponement thereof has been fixed as the close of business on June 30, 2009. If you attend the Meeting, you may vote or give your voting instructions in person.

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YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Health Care Portfolio in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Trust’s Board of Trustees recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the Trust’s Board of Trustees, Patricia Louie Vice President and Secretary

July 24, 2009

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

MULTIMANAGER HEALTH CARE PORTFOLIO,

A SERIES OF AXA PREMIER VIP TRUST,

TO BE HELD ON SEPTEMBER 10, 2009

Dated: July 24, 2009

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), a stock life insurance company, to owners of its variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) who, as of June 30, 2009 (“Record Date”), had net premiums or contributions allocated to the investment divisions of its separate accounts (“Separate Accounts”) that are invested in shares of the Multimanager Health Care Portfolio (the “Health Care Portfolio”), a series of AXA Premier Trust (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

To the extent required by law, AXA Equitable offers Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Health Care Portfolio (“Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (“Proposal”) to be considered at the Special Meeting of Shareholders of the Health Care Portfolio referred to in the preceding Notice and at any adjournment or postponement thereof (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, a series of the Trust, that a Contractholder should know before completing the enclosed voting instruction card.

AXA Financial, Inc. is the parent company of AXA Equitable and is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and AXA Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about August 5, 2009.

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HOW TO INSTRUCT AXA EQUITABLE

To instruct AXA Equitable as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-800-221-0697 or by Internet at www.proxyweb.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Health Care Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Health Care Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to AXA Equitable’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing AXA Equitable with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AXA EQUITABLE WILL VOTE

AXA Equitable will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. AXA Equitable will vote Shares attributable to Contracts for which it is the Contractholder “FOR” the Proposal. Shares in each investment division of a Separate Account that is invested in the Health Care Portfolio for which AXA Equitable receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account that is invested in the Health Care Portfolio for which AXA Equitable receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders (other than AXA Equitable) have provided voting instructions to AXA Equitable.

OTHER MATTERS

AXA Equitable is not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, AXA Equitable will vote the Shares upon such matters in its discretion. Voting instruction

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cards may be solicited by employees of AXA Equitable or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-221-0697 or by Internet at www.proxyweb.com.

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COMBINED PROXY STATEMENT AND PROSPECTUS

July 24, 2009

AXA PREMIER VIP TRUST

Multimanager Health Care Portfolio

Multimanager Aggressive Equity Portfolio

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (“Contracts”) (“Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who, as of June 30, 2009 (“Record Date”), had net premiums or contributions allocated to the investment divisions of AXA Equitable’s separate accounts (“Separate Accounts”) that are invested in shares of beneficial interest in the Multimanager Health Care Portfolio (the “Health Care Portfolio”), a series of AXA Premier VIP Trust (the “Trust”), an open-end management investment company. This Proxy Statement/Prospectus also is being furnished to AXA Equitable as a record owner of shares and to other shareholders that were invested in the Health Care Portfolio as of the Record Date.

Contractholders are being provided the opportunity to instruct AXA Equitable to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust the (“Board of Trustees”) of proxies to be used at the Special Meeting of Shareholders of the Health Care Portfolio to be held at 1290 Avenue of the Americas, New York, New York 10104, on Thursday, September 10, 2009, at 3:00 p.m., Eastern time, or any adjournment or postponements thereof (“Meeting”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
To approve the Plan of Reorganization and Termination (the “Reorganization Plan”) adopted by the Trust, which provides for the reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio (the “Aggressive Equity Portfolio”), each a series of the Trust (“Reorganization”).	Shareholders of the Health Care Portfolio.

Each of the Health Care and Aggressive Equity Portfolios is sometimes referred to herein as a “Portfolio.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to AXA Equitable and mailed to Contractholders and other shareholders as of the Record Date on or about August 5, 2009. It is expected that one or more representatives of AXA Equitable will attend the Meeting in person or by proxy and will vote shares held by AXA Equitable in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1. The Prospectus of the Trust dated May 1, 2009, as supplemented, with respect to the Health Care Portfolio (File Nos. 333-70754 and 811-10509); and

2. The Statement of Additional Information of the Trust dated July 24, 2009, relating to this Proxy Statement/Prospectus (File Nos. 333-160208).

For a free copy of any of the above documents, please call or write the Trust at the phone number below or the above address.

Shareholders and Contractholders can find out more about the Health Care Portfolio in the Trust’s Annual Report to Shareholders of the Trust for the fiscal year ended December 31, 2008, which has been furnished to shareholders and Contractholders. Shareholders and Contractholders may request another copy thereof, without charge, by writing to the Trust at the above address or by calling 1-877-222-2144.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Trust must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

SUMMARY

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Health Care Portfolio as of the Record Date to approve the Reorganization Plan, whereby the Health Care Portfolio will be reorganized into the Aggressive Equity Portfolio.

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A.

Background Information

The Health Care Portfolio is offered as an investment option through certain Contracts issued by AXA Equitable. Since its inception on December 31, 2001, however, the Health Care Portfolio has failed to attract significant assets, notwithstanding that the Portfolio has been offered for investment through numerous Contracts. As of March 31, 2009, the Portfolio had approximately $299 million in assets. The likelihood of additional cash flow into the Portfolio will diminish because AXA Equitable has determined that it will no longer offer a dedicated health care sector portfolio, such as the Portfolio, as an investment option in new Contracts. AXA Equitable and the Board of Trustees believe that this change to the distribution arrangements for the Health Care Portfolio may limit the Portfolio’s opportunities for future growth and ability to achieve economies of scale, which could have an adverse impact on the Portfolio’s performance and expense ratios. AXA Equitable and the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”) of the Trust (“Independent Trustees”), believe that the Reorganization is in the best interests of the Health Care Portfolio and its shareholders (including Contractholders with amounts allocated to the Health Care Portfolio) because it will permit the shareholders to continue to invest in a Portfolio that pursues a substantially similar investment objective and has better growth prospects, greater opportunities for portfolio diversification and lower expenses.

The Proposed Reorganization

The Health Care Portfolio’s shares are divided into two classes, designated Class A and Class B shares (“Health Care Portfolio Shares”). The Aggressive Equity Portfolio’s shares also are divided into two classes, designated Class A and Class B shares (“Aggressive Equity Portfolio Shares”). The rights and preferences of each class of Aggressive Equity Portfolio Shares are identical to the corresponding class of Health Care Portfolio Shares.

The Reorganization Plan provides for:

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the transfer of all of the assets of the Health Care Portfolio to the Aggressive Equity Portfolio in exchange for Aggressive Equity Portfolio Shares having an aggregate net asset value equal to the Health Care Portfolio’s net assets;

•	the Aggressive Equity Portfolio’s assumption of all the liabilities of the Health Care Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Aggressive Equity Portfolio Shares; and

•	the complete termination of the Health Care Portfolio.

The Portfolios have identical investment objectives and invest primarily in equity securities, but there are differences in their principal investment policies, strategies and principal risks of which you should be aware. A comparison of the investment objectives, policies, strategies and principal risks of the Portfolios is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, as discussed in “Additional Information about the Aggressive Equity Portfolio” below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to shareholder approval, the Reorganization is expected to be effective at the close of business on September 18, 2009, or on a later date the Trust decides upon (“Closing Date”). As a result of the Reorganization, each shareholder invested in shares of the Health Care Portfolio would become an owner of shares of the Aggressive Equity Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class A or Class B shares of the Aggressive Equity Portfolio having an aggregate value equal to the aggregate value of the Class A or Class B Health Care Portfolio Shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of the Health Care Portfolio would become an indirect owner of shares of the Aggressive Equity Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class A or Class B shares of the Aggressive Equity Portfolio having an aggregate value equal to the aggregate value of the Class A or Class B Health Care Portfolio Shares, as applicable, that were indirectly held by the Contractholder as of the Closing Date. The Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a result of the Reorganization. Please see “Additional Information about the Reorganization — Federal Income Tax Consequences of the Reorganization” below for further information.

The Board of Trustees, including the Independent Trustees, has unanimously approved the Reorganization Plan. Accordingly, the Board of Trustees is submitting the Reorganization Plan for approval by the Health Care Portfolio’s shareholders. In considering whether to approve the proposal (the “Proposal”), you should review the description of it below. In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Reorganization Plan generally. The Board of

Trustees recommends that you vote “FOR” the Proposal to approve the Reorganization Plan.

PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE HEALTH CARE PORTFOLIO INTO THE AGGRESSIVE EQUITY PORTFOLIO.

This Proposal requests your approval of the Reorganization Plan, pursuant to which the Health Care Portfolio will be reorganized into the Aggressive Equity Portfolio.

In considering whether you should approve this Proposal, you should note that:

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The Health Care Portfolio and Aggressive Equity Portfolio have identical investment objectives and fundamental and non-fundamental investment restrictions and each Portfolio invests primarily in equity securities, but there are some differences of which you should be aware in their primary investment policies, strategies and principal risks. Below is a summary comparison of the two Portfolios. For a detailed comparison of the each Portfolio’s investment objectives, policies, strategies and risks, see “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.

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Each Portfolio seeks long-term growth of capital as its investment objective. Each Portfolio also invests primarily in equity securities. In addition, each Portfolio combines active and passive management strategies in seeking to achieve its investment objective. AXA Equitable allocates approximately 50% of each Portfolio’s net assets to a portion of the Portfolio that tracks the performance of an index (the “Index Allocated Portion”), and allocates the remaining 50% of each Portfolio’s net assets among the other portions of the Portfolio that are actively managed (the “Active Allocated Portions”). Each Portfolio invests primarily in common stocks, but may also invest in other securities that its respective sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. Each Portfolio also may invest in the securities of foreign companies, and for temporary defensive purposes, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt instruments, including repurchase agreements.

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The primary difference between the Portfolios is that the Health Care Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). The Aggressive Equity Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization growth companies and may also invest to a lesser extent in equity securities of small- and mid-capitalization growth companies, but does not focus on investments in health sciences companies. For the purposes of the Aggressive Equity Portfolio, large capitalization companies are those with market capitalization within the range of the Russell 3000® Index at the time of investment (market capitalization range of $7.8 million to $406.1 billion as of December 31, 2008), and small- and mid-capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. While the Aggressive Equity Portfolio may invest in securities of companies in the health sciences sector (for example, the Aggressive Equity Portfolio had approximately 22.3% and 18.4% of its net assets invested in the securities of companies in the health care sector, as of December 31, 2008 and March 31, 2009, respectively), its exposure to investments in the health sciences sector generally will be significantly more limited than the Health Care Portfolio (which had approximately 91.8% and 97.4% of its net assets invested in the health care sector as of December 31, 2008 and March 31, 2009, respectively).

An additional difference between the Portfolios is that the Index Allocated Portion of the Health Care Portfolio seeks to track the performance (before expenses) of the S&P North American Health Care Sector Index, while the Index Allocated Portion of the Aggressive Equity Portfolio seeks to track the performance (before expenses) of the Russell 3000® Growth Index. The Index Allocated Portions of the Portfolios, however, utilize the same passive, full replication investment style in which each Index Allocated Portion owns the same stock and sectors in approximately the same weights as its respective index, and each Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

In addition, while both Portfolios may invest in the securities of foreign companies, the Aggressive Equity Portfolio may only invest up to 25% of the total assets of its Active Allocated Portions in the securities of foreign companies (including companies based in developing countries), whereas the Health Care Portfolio is not subject to a similar limitation. Also, the Aggressive Equity Portfolio may invest, to a limited extent, in derivatives and illiquid securities; the Health Care Portfolio does not have a similar strategy.

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Each Portfolio is subject to equity risk, foreign investing risk, index-fund risk, issuer-specific risk, large capitalization risk, portfolio management risk, small- and mid-capitalization risk, and sub-adviser selection risk as principal risks. The Health Care Portfolio also is subject to health care sector risk, sector concentration risk and portfolio turnover risk as principal risks, while the Aggressive Equity Portfolio generally is not directly subject to such risks. In addition, the principal risks of investing in the

Aggressive Equity Portfolio also include credit/default risk, derivatives risk, emerging markets risk, investment style risk, leverage risk and liquidity risk, which are not principal risks of investing in the Health Care Portfolio.

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AXA Equitable (“Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the Aggressive Equity Portfolio after the Reorganization. AXA Equitable has received an exemptive order from the SEC that generally permits AXA Equitable and the Board of Trustees to appoint, dismiss and replace portfolio sub-advisers and to amend the advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. AXA Equitable has appointed four sub-advisers to manage the assets of the Health Care Portfolio: Invesco Aim Capital Management, Inc., RCM Capital Management LLC and Wellington Management Company, LLP currently serve as the sub-advisers for the Active Allocated Portions and SSgA Funds Management, Inc. (“SSgA FM”) currently serves as the sub-adviser for the Index Allocated Portion. AXA Equitable has appointed five sub-advisers to manage the assets of the Aggressive Equity Portfolio: AllianceBernstein L.P., ClearBridge Advisors, LLC, Legg Mason Capital Management, Inc. and Marsico Capital Management, LLC currently serve as the sub-advisers for the Active Allocated Portions and SSgA FM currently serves as the sub-adviser to the Index Allocated Portion. For a detailed description of the Manager and the Aggressive Equity’s sub-advisers, please see “Additional Information about the Aggressive Equity Portfolio — The Manager” and “ — The Sub-Advisers” below.

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The Health Care Portfolio and Aggressive Equity Portfolio had net assets of approximately $299 million and $735 million, respectively, as of March 31, 2009. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $1.0 billion.

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Class A shareholders of the Health Care Portfolio will receive Class A shares of the Aggressive Equity Portfolio, and Class B shareholders of the Health Care Portfolio will receive Class B shares of the Aggressive Equity Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Aggressive Equity Portfolio” below for more information.

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It is anticipated that the annual operating expense ratios for the Aggressive Equity Portfolio’s Class A and Class B shares immediately following the Reorganization will be lower than those of the Health Care Portfolio’s Class A and Class B shares, respectively, for the last fiscal year (restated to reflect the current fees for the Portfolios). For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Aggressive Equity Portfolio” below.

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The maximum management fee for the Health Care Portfolio is equal to an annual rate of 0.95% of its average daily net assets, while the maximum management fee for the Aggressive Equity Portfolio is equal to an annual rate of 0.60% of its average daily net assets. The administration fee schedule for each Portfolio is $35,000 per year for each Portfolio plus an additional $35,000 for each portion of each Portfolio for which separate administration services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). In addition, each Portfolio shares a proportionate amount of the Trust’s administration fee that applies to portfolios of the Trust that have multiple advisers, which is equal to an annual rate of 0.15% of the Trust’s total average net assets (excluding certain portfolios) up to and including $15 billion, 0.125% of total net assets over $15 billion up to and including $30 billion, and 0.10% of total average net assets over $30 billion.

For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Aggressive Equity Portfolio” below.

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Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Aggressive Equity Portfolio. It is not expected that the Aggressive Equity Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Health Care Portfolio. AXA Equitable has reviewed the Health Care Portfolio’s current portfolio holdings and determined that all or a substantial portion of the Health Care Portfolio’s holdings are consistent with the Aggressive Equity Portfolio’s investment objective and policies and thus, if the Reorganization is approved, could be transferred to and held by the Aggressive Equity Portfolio. However, it is expected that some of the holdings of the Health Care Portfolio may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the Health Care Portfolio’s holdings that are not compatible with the Aggressive Equity Portfolio’s investment objective, policies and strategies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Health Care Portfolio’s assets that will be liquidated in connection with the Reorganization cannot be reasonably estimated as of the date of this Proxy Statement/Prospectus and will depend on market conditions and on the assessment by AXA Equitable of the compatibility of those holdings with the Aggressive Equity Portfolio’s portfolio composition and investment objective, policies and strategies at the time of the Reorganization. The need for the Health Care Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

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AXA Equitable will bear the Reorganization Expenses (as defined in the Reorganization Plan), which include the costs associated with the preparation and distribution of this Proxy Statement/Prospectus and with obtaining shareholder approval of the Reorganization, but exclude brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolios. Please see “Additional Information about the Reorganization” below for more information.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Health Care Portfolio with those of the Aggressive Equity Portfolio. The Board of Trustees of either Trust may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders.

	Acquiring Portfolio	Acquired Portfolio
	Aggressive Equity Portfolio	Health Care Portfolio
Investment Objective	Long-term growth of capital.	Long-term growth of capital.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies, although it may invest, to a lesser extent, in small- and mid-capitalization growth companies.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health sciences.
	Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion, which tracks the performance (before expenses) of Russell 3000® Growth Index, and the remaining 50% of net assets among the Active Allocated Portions, which are actively managed by four sub-advisers.	Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion, which tracks the performance (before expenses) of S&P North American Health Care Sector Index and the remaining 50% of net assets among the Active Allocated Portions, which are actively managed by three sub-advisers.
	Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the Russell 3000® Growth Index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.	Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as S&P North American Health Care Sector Index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

Acquiring Portfolio	Acquired Portfolio
Aggressive Equity Portfolio	Health Care Portfolio
In selecting investments for the Active Allocated Portions, each sub-adviser places an emphasis on identifying securities of companies whose above-average earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations. The Portfolio also may invest in companies in cyclical industries, emerging growth companies, companies in special situations, companies whose growth prospects are not recognized by the market and less widely known companies. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.	The sub-advisers for the Active Allocated Portions select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.
No comparable strategy.	The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.
The Portfolio intends to invest primarily in common stocks, but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.	Same.
The Active Allocated Portions may invest up to 25% of their total assets in the securities of foreign companies, including companies based in developing countries.	While the Portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.
The Portfolio may invest, to a limited extent, in derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio also may purchase and sell stock index and foreign currency futures contracts and options thereon. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions also may make use of various other investment strategies (e.g., investments in debt securities and making loans of its portfolio securities).	No comparable strategy.
For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.	Same.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by its investment objective, principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. The principal risks of investing in the Portfolios are noted below. However, other factors may also affect each Portfolio’s net asset value. There is no guarantee that a Portfolio will achieve its investment objective or that it will not lose principal value. The following table compares the principal risks of an investment in each Portfolio. Detailed descriptions of these risks follow the table.

Principal Risks	Aggressive Equity Portfolio	Health Care Portfolio
Credit/Default Risk	X
Derivatives Risk	X
Equity Risk	X	X
Foreign Investing Risk	X	X
Emerging Markets Risk	X
Health Care Sector Risk		X
Index-Fund Risk	X	X
Investment Style Risk	X
Issuer-Specific Risk	X	X
Large Capitalization Risk	X	X
Leverage Risk	X
Liquidity Risk	X
Portfolio Management Risk	X	X
Portfolio Turnover Risk		X
Sector Concentration Risk		X
Small- and Mid-Capitalization Risk	X	X
Sub-adviser Selection Risk	X	X

Description of Principal Risks

Credit/Default Risk:    The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default.

Derivatives Risk:    Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security in which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Equity Risk:    Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Foreign Investing and Emerging Markets Risk:    The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Health Care Sector Risk:    The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

Index-Fund Risk:    The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

Investment Style Risk:    The sub-advisers primarily use a particular style or set of styles — in this case “growth” styles — to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They also may increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

Large Capitalization Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk:    The risk associated with securities or practices (e.g. borrowing) that multiple small price movements into large changes in value.

Liquidity Risk:    The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

Portfolio Management Risk:    Generally the risk that the strategies used by a portfolio’s advisers and their securities selections fail to produce the intended result. With respect to the Aggressive Equity Portfolio, there also is the risk that AXA Equitable’s selection of the Underlying ETFs, and its allocation and reallocation of portfolio assets among the Underlying ETFs, may not produce the desired results. A portfolio’s adviser selects particular securities in seeking to achieve its objective within its overall strategy. The securities selected for a portfolio may not perform as well as other securities that were not selected for the portfolio. As a result, a portfolio may underperform other funds with the same objective or in the same asset class.

Portfolio Turnover Risk:    High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

Sector Concentration Risk:    Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

Small- and Mid-Capitalization Risk:    To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Sub-Adviser Selection Risk:    The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

Comparative Fee and Expense Tables

The following table shows the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Aggressive Equity Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the last fiscal year ended December 31, 2008 (restated to reflect the current fees for each Portfolio). The pro forma fees and expenses of the Aggressive Equity Portfolio Shares assume that the Reorganization had been in effect for the last year ended on that date. There are no fees or charges to buy or sell shares of either Portfolio, reinvest dividends or exchange into other portfolios. The tables do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets)

	Health Care Portfolio		Aggressive Equity Portfolio		Pro Forma Aggressive Equity Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee†	0.95%	0.95%	0.59%	0.59%	0.56%	0.56%
Distribution and/or Service Fees (12b-1 fees)††	None	0.25%	None	0.25%	None	0.25%
Other Expenses†	0.22%	0.22%	0.16%	0.16%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.17%	1.42%	0.75%	1.00%	0.74%	0.99%

†	Restated to reflect current fees for each Portfolio.
††	The maximum annual distribution and/or service (12b-1) fee for a Portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class B shares. Under arrangements approved by the Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to a Portfolio’s Class B shares. These arrangements will be in effect at least until April 30, 2010.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

This example should not be considered a representation of past or future expenses of the Portfolios. Actual expenses may be higher or lower than those shown. The costs in the example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Health Care Portfolio		Aggressive Equity Portfolio		Pro Forma Aggressive Equity Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A	Class B
1 Year	$119	$145	$77	$102	$76	$101
3 Years	$372	$449	$240	$318	$237	$315
5 Years	$644	$776	$417	$552	$411	$547
10 Years	$1,420	$1,702	$930	$1,225	$918	$1,213

Comparative Performance Information

The bar charts below illustrate each Portfolio’s annual total returns for the calendar years indicated and give some indication of the risks of investing in each Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows each Portfolio’s average annual total returns for the periods shown through December 31, 2008 and compares the Portfolio’s performance to the returns of a broad-based index.

Past performance is not an indication of future performance. This may be particularly true for both Portfolios because prior to January 15, 2009, neither Portfolio had an Index Allocated Portion and each Portfolio consisted entirely of an actively managed portfolio of equity securities.

Both the bar chart and the table assume reinvestment of dividends and other distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Best Quarter (% and time period) 18.42% (2003 2nd Quarter)	Worst Quarter (% and time period) -17.35% (2008 4th Quarter)

Best Quarter (% and time period) 22.69% (1999 4th Quarter)	Worst Quarter (% and time period) -25.44% (2008 4th Quarter)

Health Care Portfolio

Average Annual Total Returns (For the periods ended December 31, 2008)	One Year	Five Years	Since Inception
Health Care Portfolio — Class A	-26.69%	0.36%	0.70%
Health Care Portfolio — Class B	-26.97%	0.09%	0.44%
Russell 1000® Index*	-37.60%	-2.04%	-1.21%
Russell 1000® Healthcare Index*	-22.40%	-0.18%	-0.97%
S&P North American Health Care Sector Index†, *, **	-23.59%	0.77%	0.15%

Aggressive Equity Portfolio

Average Annual Total Returns (For the periods ended December 31, 2008)	One Year	Five Years	Ten Years
Aggressive Equity Portfolio — Class A	-46.55%	-5.18%	-5.24%
Aggressive Equity Portfolio — Class B	-46.68%	-5.41%	-5.48%
Russell 3000® Growth Index*	-38.44%	-3.33%	-4.01%

†	The Manager believes that this index more closely reflects the market sector in which the Portfolio invests.
*

Russell 1000® Index contains 1,000 of the largest companies in the Russell 3000® Index, representing approximately 92% of the investable U.S. equity market. The Russell 3000® Index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market. Russell 1000® Healthcare Index contains those Russell 1000® Index securities that are deemed healthcare companies by the Russell sector classification scheme. S&P North American Health Care Sector Index is an index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services. Russell 3000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

**	Effective May 1, 2009, the Portfolio changed its benchmark to the S&P North American Health Care Sector Index. The Portfolio changed its benchmark because the Manager believes that the S&P North American Health Care Sector Index represents a better comparison against which to measure the portfolio’s performance.

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2008 and of the Aggressive Equity Portfolio on a pro forma combined basis as of that date after giving effect to the proposed Reorganization.

	Net Assets (in thousands)	Net Asset Value Per Share	Shares Outstanding
Health Care Portfolio — Class A	$6,397	$8.08	792,029
Aggressive Equity Portfolio — Class A	$690,098	$17.03	40,518,221
Adjustments*	$—	$—	(416,411)
Pro forma Aggressive Equity Portfolio — Class A (assuming the Reorganization is approved)	$696,495	$17.03	40,893,839
Health Care Portfolio — Class B	$311,199	$7.91	39,322,098
Aggressive Equity Portfolio — Class B	$115,805	$16.74	6,916,689
Adjustments*	$—	$—	(20,735,163)
Pro forma Aggressive Equity Portfolio — Class B (assuming the Reorganization is approved)	$427,004	$16.74	25,503,624

*	AXA Equitable is expected to bear the Reorganization Expenses as described in “Terms of the Reorganization Plan” below.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. ACCORDINGLY, THE BOARD OF TRUSTEES HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE HEALTH CARE PORTFOLIO’S SHAREHOLDERS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

ADDITIONAL INFORMATION ABOUT THE PROPOSED

REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the Reorganization would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization involves the Aggressive Equity Portfolio’s acquiring all the assets of the Health Care Portfolio in exchange solely for Aggressive Equity Portfolio Shares equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), by class, to the outstanding Health Care Portfolio Shares and the Aggressive Equity Portfolio’s assumption of the Health Care Portfolio’s liabilities. The Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, the Health Care Portfolio will distribute the Aggressive Equity Portfolio Shares it receives in the Reorganization to its shareholders, for the benefit of the Separate Accounts, as applicable, and thus the Contractholders, by class. The number of full and fractional Aggressive Equity Portfolio Shares each shareholder will receive (for the benefit of each Separate Account, as applicable) will be equal in net asset value, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Health Care Portfolio Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, the Trust will take all necessary steps under its Declaration of Trust and Delaware and any other applicable law to effect a complete termination of the Health Care Portfolio.

Certain investment policies and restrictions of the Health Care Portfolio, which require it to invest at least a stated percentage of its assets in certain types of investments or prohibit it from investing more than a stated percentage of its assets in certain types of investments may be construed as restricting its ability to carry out the Reorganization or transactions that would facilitate the Reorganization. By approving the Reorganization Plan, you agree to waive, only for the purpose of the Reorganization or such transactions, those investment policies and restrictions of the Health Care Portfolio that could prohibit or otherwise impede the Reorganization or transactions that would facilitate the Reorganization.

The Board of Trustees may terminate the Reorganization Plan and abandon the Reorganization at any time prior to the Closing Date, before or after approval by the Health Care Portfolio’s shareholders, if circumstances develop that, in the Board of Trustees’ opinion, make proceeding with the Reorganization inadvisable for either Portfolio. The completion of the Reorganization also is subject to various conditions, including approval of the proposal by the Health Care Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board of Trustees, including the Independent Trustees, has determined, with respect to each Portfolio, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Portfolio.

AXA Equitable will bear the Reorganization Expenses (as defined in the Reorganization Plan), which include the costs associated with the preparation and distribution of this Proxy Statement/Prospectus and with obtaining shareholder approval of the Reorganization, but exclude brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolio incurring such expenses.

Approval of the Reorganization Plan will require a majority vote of the Health Care Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Health Care Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved by the Health Care Portfolio’s shareholders or the Reorganization is not consummated for any other reason, the Board of Trustees will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of the Health Care Portfolio will receive Class A or Class B shares of the Aggressive Equity Portfolio in accordance with the procedures provided for in the Reorganization Plan. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Trust’s Agreement and Declaration of Trust (“Declaration”) authorizes the Board of Trustees to issue shares in different series and classes. In addition, the Declaration authorizes the Board of Trustees to create new series and to name the rights and preferences of the shareholders of each series. The Board of Trustees does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Aggressive Equity Portfolio is a series of the Trust.

The Trust currently offers two classes of shares — Class A and Class B shares. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class B shares of the Aggressive Equity Portfolio. The maximum distribution and/or service (12b-1) fee for the Aggressive Equity Portfolio’s Class B shares is equal to an annual rate of 0.50% of the average daily net assets attributable to those shares. That fee is currently limited to an annual rate of 0.25% of the average daily net assets attributable to those shares and may not be increased without the approval of the Board of Trustees. Because these distribution/service fees are paid out of the Aggressive Equity Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Considerations of the Board of Trustees

At a meeting of the Board of Trustees held on June 17, 2009, AXA Equitable’s representatives (“management”) recommended that the Health Care Portfolio be reorganized into the Aggressive Equity Portfolio. Management noted that the Portfolio had failed to attract significant assets since it commenced operations in 2001. Management also noted that AXA Equitable had determined that it would no longer offer a dedicated health care sector portfolio, such as the Health Care Portfolio, as an investment option in new Contracts due to the increased volatility of the Health Care Portfolio’s investments and share price, which AXA Equitable believed was not in the best interests of Contractholders and which increased AXA Equitable’s risk in connection with offering the Portfolio as an investment option in Contracts that provide death benefit, income benefit or other guarantees. Management further noted that this decision potentially could limit the Health Care Portfolio’s future growth prospects and its corresponding ability to achieve economies of scale and greater portfolio diversification. Management stated that it believed that the Reorganization would be beneficial to the shareholders invested in the Health Care Portfolio because the Reorganization would provide a means by which Contractholders with amounts allocated to the Health Care Portfolio could pursue a substantially identical investment objective with the potential for less volatility overall and relative to benchmark returns and better growth prospects, greater opportunities for portfolio diversification and lower expenses through greater economies of scale.

In determining whether to approve the Reorganization Plan and recommend its approval to the Health Care Portfolio’s shareholders, the Board of Trustees, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the Reorganization to shareholders, including the potential to increase the assets of the Portfolio and to realize related economies of scale in the Portfolio’s expenses and portfolio management as a result of asset growth; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the experience and qualifications of AXA Equitable, the Advisers and their respective key personnel in managing the Aggressive Equity Portfolio and other similar portfolios; (4) the effect of the Reorganization on the Health Care Portfolio’s annual operating expenses and shareholder costs; (5) the relative historical performance records of the Portfolios; (6) the direct or indirect federal income tax consequences of the Reorganization to shareholders and Contractholders; (7) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of shareholder interests; (8) the potential benefits of the Reorganization to other persons, including AXA Equitable and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganization to AXA Equitable;” and (9) possible alternatives to the Reorganization, including the potential benefits and detriments of maintaining the current structure. In connection with the Board’s consideration of the proposed Reorganization, the Independent Trustees requested, and management provided the Board of Trustees, information regarding the factors set forth above as well as other information relating to the Reorganization.

In reaching the decision to recommend approval of the Reorganization, the Board of Trustees, including the Independent Trustees, concluded that the Health Care Portfolio’s participation in the Reorganization is in its best interests and that the interests of existing shareholders of the Health Care Portfolio would not be diluted as a result of the Reorganization. The conclusion of the Board of Trustees was based on a number of factors, including the following:

•

The Reorganization will permit shareholders invested in the Health Care Portfolio to continue to allocate amounts to a Portfolio that pursues a substantially identical investment objective and that has better growth prospects, greater opportunities for portfolio diversification and lower expenses.

•

The estimated net annual operating expense ratios for the Class A and Class B shares of the Aggressive Equity Portfolio are expected to be lower than those of the corresponding classes of shares of the Health Care Portfolio for the last fiscal year (restated to reflect the current fees for the Portfolios).

•

AXA Equitable will serve as the investment manager and administrator of the Aggressive Equity Portfolio following the Reorganization, and the current Advisers to the Aggressive Equity Portfolio will continue to serve as the Advisers to that Portfolio.

•

As a result of the Reorganization, each shareholder of Class A or Class B shares of the Health Care Portfolio would hold, immediately after the Closing Date, Class A or Class B shares of the Aggressive Equity Portfolio, as applicable, having an aggregate value equal to the aggregate value of the Health Care Portfolio Shares such a shareholder holds as of the Closing Date.

•

The Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with the Reorganization in accordance with the Trust’s normal valuation procedures.

•	Shareholders will not pay sales charges in connection with the Reorganization.

•	The Reorganization is not expected to have any adverse tax results to shareholders or Contractholders.

•	AXA Equitable will bear the Reorganization Expenses, which exclude brokerage and similar expenses in connection with the Reorganization, which will be borne by the Portfolios.

On the basis of the information provided to it and its evaluation of that information, the Board of Trustees, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of the Health Care Portfolio also approve the Reorganization Plan.

Potential Benefits of the Reorganization to AXA Equitable

AXA Equitable may realize benefits in connection with the Reorganization. For example, although the management and administration fee schedules payable to AXA Equitable and its affiliates with respect to the Aggressive Equity Portfolio will be lower or the same as the schedule for the Health Care Portfolio, the profitability of those fees to AXA Equitable and its affiliates may be higher than the profitability of the fees payable by the Health Care Portfolio. In addition, the Portfolios are offered and sold through Contracts issued by AXA Equitable and its affiliates that may provide certain death benefit, income benefit or other guarantees to Contractholders. In providing these guarantees, AXA Equitable assumes the risk that Contractholder account values will not be sufficient to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. AXA Equitable may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganization described in this Proxy Statement/Prospectus may enhance AXA Equitable’s ability to manage this risk, for example, by reducing exposure to a certain potentially volatile asset class that may be difficult to hedge. This could have a positive impact on AXA Equitable’s profitability and/or financial position.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

As a condition to consummation of the Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”) substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Portfolio will recognize any gain or loss on the Reorganization; (3) the Health Care Portfolio shareholders will not recognize any gain or loss on the exchange of their Health Care Portfolio Shares for Aggressive Equity Portfolio Shares; (4) the holding period for and tax basis in the Aggressive Equity Portfolio Shares that a Health Care Portfolio shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Health Care Portfolio Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the Closing Date); and (5) the Aggressive Equity Portfolio’s tax basis in each asset the Health Care Portfolio transfers to it will be the same as the Health Care Portfolio’s tax basis therein immediately before the Reorganization, and the Aggressive Equity Portfolio’s holding period for each such asset will include the Health Care Portfolio’s holding period therefor (except where the Aggressive Equity Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or the Health Care Portfolio shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Health Care Portfolio Shares generally will not recognize any gain or loss as a result of the Reorganization. If the Health Care Portfolio sells securities before the Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that the Health Care Portfolio must make to its shareholders before consummating the Reorganization.

As a result of the Reorganization, the Aggressive Equity Portfolio will succeed to certain tax attributes of the Health Care Portfolio, except that the amount of the Health Care Portfolio’s accumulated capital loss carryovers (plus any net capital loss the Health Care Portfolio sustains during its taxable year ending on the Closing Date and any net unrealized built-in loss it has on that date) that the Aggressive Equity Portfolio may use to offset capital gains it recognizes after the Reorganization, generally in no more than the eight succeeding taxable years, will be subject to an annual limitation under Sections 382 and 383 of the Code. In general, the limitation for each taxable year will equal the sum of (1) the product of the Health Care Portfolio’s net asset value (“NAV”) as of the Closing Date multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (“Service”) each month, currently 4.58%) for the month in which the Closing Date occurs plus (2) the amount of any net unrealized built-in gain of the Health Care Portfolio as of the Closing Date that the Aggressive Equity Portfolio recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Closing Date (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of the Health Care Portfolio’s NAV or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of the Aggressive Equity Portfolio’s current taxable year after the Closing Date and for any subsequent short taxable year.

If the Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Health Care Portfolio could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Aggressive Equity Portfolio Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE AGGRESSIVE EQUITY PORTFOLIO

Management of the Trust

This section gives you information about the Trust, the Manager and the sub-advisers for the Aggressive Equity Portfolio.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Board of Trustees is responsible for the overall management of the Trust and each of its series (“portfolios”), including the Aggressive Equity Portfolio. The Trust issues shares of beneficial interest that are currently divided among twenty-two (22) portfolios, each of which has authorized Class A and Class B shares. The Proxy Statement/Prospectus describes the Class A and Class B shares of the Aggressive Equity Portfolio.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. The Manager plays an active role in monitoring each portfolio and sub-adviser uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the sub-adviser’s overall business. The Manager monitors continuity in the sub-adviser’s operations and changes investment personnel and senior management. The Manager also performs due diligence reviews with each sub-adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

The Manager selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. The Manager may appoint, dismiss and replace sub-advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a portfolio’s assets to additional sub-advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each portfolio’s assets among a portfolio’s current sub-advisers. The Manager recommends sub-advisers for each portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace sub-advisers and to amend the advisory agreements between the Manager and the sub-advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace sub-advisers and to amend advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein or AXA Rosenberg Investment Management, LLC, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders.

Management Fees

The Aggressive Equity Portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, the Manager received a management fee from the Aggressive Equity Portfolio equal to an annual rate of 0.61% of the Portfolio’s average daily net assets for managing the Portfolio. The Aggressive Equity Portfolio is not subject to an expense limitation arrangement with the Manager. Effective January 1, 2009, the Manager agreed to reduce its contractual management fee for managing the Aggressive Equity Portfolio so that the current annual contractual management fee rate (as a percentage of the Portfolio’s average daily net assets) for the Portfolio is determined as follows:

	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Aggressive Equity Portfolio	0.600%	0.550%	0.525%	0.500%	0.475%

The sub-advisers to the Aggressive Portfolio are paid by AXA Equitable. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. A discussion of the basis for the decision by the Board of Trustees to approve the investment management agreements with AXA Equitable and the investment advisory agreement with the Adviser with respect to each Acquiring Portfolio is available in the Trust’s Annual or Semi-Annual Report to Shareholders for the fiscal year ended December 31 or semi-annual period ended June 30.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. The administration fee schedule for the Aggressive Equity Portfolio is $35,000 per year for the Portfolio plus an additional $35,000 for each portion of the Portfolio for which separate administration services are provided (e.g. portions allocated to separate sub-advisers and/or managed in a discrete style). In addition, the Portfolio shares a proportionate amount of the Trust’s administration fee, which is equal to an annual rate of 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion, 0.125% of total average net assets over $15 billion up to and including $30 billion, and 0.10% of total average net assets over $30 billion.

The Sub-Advisers

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, serves as sub-adviser to an Active Allocated Portion of the Portfolio. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management.

The management of and investment decisions for the allocated portion of the Portfolio are made by Catherine Wood. Ms. Wood is a member of AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is Senior Vice President and Team Leader for AllianceBernstein’s US Mid/All Cap Growth team. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time.

ClearBridge Advisors, LLC (“ClearBridge”), 620 Eighth Avenue, New York, NY 10018, serves as sub-adviser to an Active Allocated Portion of the Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 208, ClearBridge had approximately $49.9 billion in assets under management.

Richard Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, is responsible for the day-to-day management of the allocated portion of the Portfolio. He is assisted by Evan Bauman.

Mr. Freeman has more than 30 years of securities business experience, 25 years of which have been with ClearBridge or its predecessors. Mr. Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 10 years of investment industry experience.

Legg Mason Capital Management, Inc. (“Legg Mason”), 100 Light Street, Baltimore, MD 21202, serves as sub-adviser to an Active Allocated Portion of the Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2008, Legg Mason had approximately $14.9 billion in assets under management.

Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Mr. Hagstrom has been employed by one or more of the subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as sub-adviser to an Active Allocated Portion of the Portfolio. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts. As of December 31, 2008, Marsico had approximately $55.6 billion in assets under management.

Thomas F. Marsico is primarily responsible for the day-to-day management of the allocated portion of the Portfolio. Thoams Marsico is the founder, Chief Executive Officer and Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

SSgA Funds Management, Inc. (“SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as sub-adviser to the Index Allocated Portion of the Portfolio. SSgA FM is registered with the Sec as an investment adviser under the 1940 Act and is a wholly owned subsidiary of State Street Corporation. As of December 31, 2008, SSgA FM had over $118 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the Index Allocated Portion of the Portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987 and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA Fm, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Legal Proceedings Relating to the Sub-Advisers

AllianceBernstein

Material Litigation and Regulatory Matters

All aspects of AllianceBernstein’s (also referred to in this section as “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1. Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants — mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the 1940 Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss —  an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1. Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. AllianceBernstein responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the 1940 Act by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Portfolio Services

Fund Distribution Arrangements

The Trust offers two classes of shares on behalf of the Aggressive Equity Portfolio: Class A shares and Class B shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the co-distributors for the Class A and Class B shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA

Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Under the Class B Distribution Plan, the Class B shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Aggressive Equity Portfolio. The annual fee equals 0.25% (subject to 0.50% maximum) of the Aggressive Equity Portfolio’s average daily net assets attributable to Class B Shares. Because these fees are paid out of the Aggressive Equity Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The co-distributors may receive payments from certain sub-advisers of the Aggressive Equity Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the Aggressive Equity Portfolio. These sales meetings or seminar sponsorships provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The co-distributors also may receive marketing support from the sub-advisers in connection with the distribution of the Contracts.

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Aggressive Equity Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Aggressive Equity Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Aggressive Equity Portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Aggressive Equity Portfolio Shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Aggressive Equity Portfolio. Excessive purchases and redemptions of shares of the Aggressive Equity Portfolio may adversely affect the Aggressive Equity Portfolio’s performance and the interests of long-term investors by requiring the Aggressive Equity Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Aggressive Equity Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Aggressive Equity Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Aggressive Equity Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Aggressive Equity Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Aggressive Equity Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. If the Aggressive Equity Portfolio invests a significant portion of its assets in foreign securities, in securities of small- and mid-capitalization companies, or in high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Aggressive Equity Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Aggressive Equity Portfolio Shares. As a general matter, the Aggressive Equity Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Aggressive Equity Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies a portfolio’s prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases of portfolio shares by AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the Aggressive Equity Portfolio.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of the Trust, including the Aggressive Equity Portfolio, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

The Aggressive Equity Portfolio may have net asset value changes on days when shares cannot be purchase or sold if it invests in Underlying ETFs that invest heavily in foreign securities because foreign securities sometimes trade on days when the Portfolio’s or Underlying ETFs’ shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Dividends and other Distributions

The Aggressive Equity Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by the Aggressive Equity Portfolio are automatically reinvested at net asset value in shares of the Aggressive Equity Portfolio.

Federal Income Tax Considerations

Each portfolio, including the Aggressive Equity Portfolio, is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A portfolio that satisfies those requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if a portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Aggressive Equity Portfolio’s Class A and Class B shares. The financial information in the tables is for the past five (5) years. The financial information below for the Class A and Class B shares of the Aggressive Equity Portfolio has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on the Aggressive Equity Portfolio’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Aggressive Equity Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report, which are incorporated by reference into the Trust’s Statement of Additional Information relating to this Proxy Statement/Prospectus and are available upon request.

Multimanager Aggressive Equity Portfolio

	Year Ended December 31,
Class A	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$32.11		$28.78	$27.36	$25.23	$22.45

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.04	0.05	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15.09)		3.32	1.42	2.15	2.81

Total from investment operations	(15.01)		3.36	1.47	2.13	2.78

Capital contribution from affiliate(†)	0.06		—	—	—	—

Less distributions:
Dividends from net investment income	(0.13)		(0.03)	(0.05)	—	—

Net asset value, end of year	$17.03		$32.11	$28.78	$27.36	$25.23

Total return	(46.55	)%(f)	11.69%	5.38%	8.44%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$690,098		$2,638,093	$2,332,898	$2,122,576	$2,485,132
Ratio of expenses to average net assets:
After fees paid indirectly	0.77%		0.72%	0.78%	0.73%	0.68%
Before fees paid indirectly	0.79%		0.79%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.31%		0.14%	0.20%	(0.07)%	(0.12)%
Before fees paid indirectly	0.30%		0.07%	0.18%	(0.14)%	(0.24)%
Portfolio turnover rate	98%		87%	90%	96%	111%

	Year Ended December 31,
Class B	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$31.56		$28.33	$26.96	$24.91	$22.22

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.03)	(0.01)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(14.82)		3.26	1.38	2.13	2.77

Total from investment operations	(14.80)		3.23	1.37	2.05	2.69

Capital contribution from affiliate(†)	0.07		—	—	—	—

Less distributions:
Dividends from net investment income	(0.09)		—	—	—	—

Net asset value, end of year	$16.74		$31.56	$28.33	$26.96	$24.91

Total return	(46.68	)%(g)	11.40%	5.08%	8.23%	12.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,805		$244,593	$261,648	$267,802	$258,689
Ratio of expenses to average net assets:
After fees paid indirectly	1.02%		0.97%	1.03%	0.98%	0.93%
Before fees paid indirectly	1.04%		1.04%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.08%		(0.10)%	(0.05)%	(0.32)%	(0.37)%
Before fees paid indirectly	0.06%		(0.18)%	(0.07)%	(0.39)%	(0.49)%
Portfolio turnover rate	98%		87%	90%	96%	111%

(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(c)	Net investment income and capital changes are based on average shares outstanding.
(f)	Includes gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77%).
(g)	Includes gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87%).

VOTING INFORMATION

Voting Rights

Shareholders with amounts allocated to the Health Care Portfolio at the close of business on the Record Date will be entitled to be present and vote or give voting instructions for the Health Care Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of the Health Care Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of the Health Care Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record more than 95% of those shares.

Portfolio	Total Number	Number of Class A	Number of Class B
Health Care Portfolio	39,824,557	791,873	39,032,684

Required Shareholder Vote

Approval of the Reorganization Plan will require the affirmative vote of (i) 67% or more of the Health Care Portfolio Shares present at such meeting, if the holders of more than 50% of the outstanding Health Care Portfolio Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Health Care Portfolio Shares, whichever is less. The presence, in person or by proxy, of at least one-third of the shares of the Health Care Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Health Care Portfolio. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum.

To the knowledge of the Trust, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of the Health Care Portfolio.

AXA Equitable may be deemed to be a control person of the Health Care Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of the Health Care Portfolio. AXA Equitable may be deemed a control person of the Aggressive Equity Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of the Aggressive Equity Portfolio. In addition, AXA Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning 25% or more of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, to the Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class A or Class B shares of a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding 5% or more of the outstanding Class A or Class B shares of a Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about August 5, 2009. In addition to the solicitation of proxies and voting instructions by mail, officers, agents and employees of AXA Equitable and the Trust and their affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, telegraph, fax, the internet or oral communication.

Contractholders with amounts allocated to the Health Care Portfolio on the Record Date will be entitled to be present and give voting instructions for the Health Care Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. AXA Equitable will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. AXA Equitable will vote shares attributable to Contracts for which it is the Contractholder “FOR” the Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares in favor of the Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the shares for which Contractholders (other than AXA Equitable) have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine the outcome of the Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an AXA Equitable representative attending the Meeting and voting in person.

AXA Equitable will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, AXA Equitable intends to vote “FOR” the Proposal and may vote in its discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by AXA Equitable. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, telegraph, fax, personal interview by officers or agents of the Trust or the Internet. Contractholders can provide voting instructions: (1) by Internet at www.proxyweb.com; (2) by telephone at 1-800-221-0697; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. AXA Equitable will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the Proposal. AXA Equitable will vote against the adjournment those proxies required to be voted against the Proposal. AXA Equitable will pay the costs of any additional solicitation and any adjourned session.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. In order to be incorporated in an upcoming proxy statement for a meeting of shareholders, a proposal must be received within a reasonable time before the Trust begins to print and send its proxy materials.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, AXA Equitable will vote those unmarked voting instructions in favor of the Reorganization Plan.

* * * * *

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by AXA PREMIER VIP TRUST, a Delaware statutory trust (“AVIP”), on behalf of Multimanager Health Care Portfolio (“Target”) and Multimanager Aggressive Equity Portfolio (“Acquiring Portfolio”), each a segregated portfolio of assets (“series”) thereof (each, a “Portfolio”). All agreements, covenants, actions, and obligations of each Portfolio contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by, the Trust acting on its behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Portfolio is a duly established and designated series thereof.

The Trust may sell voting shares of beneficial interest in the Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), (2) separate accounts of AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, (3) AXA Equitable’s Investment Plan for Employees (a 401(k) plan it sponsors) and other tax-qualified retirement plans, and (4) other series of the Trust and series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to such accounts and plans. At the date of adoption hereof, some shares in each Portfolio are held by one or more shareholders described in clauses (2) — (4) (collectively, “Other Shareholders”) and the balance of the shares in the Portfolios are held by AXA Equitable for separate accounts thereof. The Portfolios are underlying investment options for those separate accounts, which fund certain variable annuity certificates and contracts and variable life insurance policies issued by AXA Equitable (collectively, “Contracts”). Under applicable law, the assets of all those separate accounts (i.e., the shares of the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). The reorganization will consist of (1) the transfer of all of Target’s assets to Acquiring Portfolio in exchange solely for shares in Acquiring Portfolio and Acquiring Portfolio’s assumption of all of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination (all the foregoing transactions being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

The Trust’s Agreement and Declaration of Trust (“Declaration”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets —  each series thereof (including each Portfolio) is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers two classes of shares, designated Class A and Class B shares (“Class A Target Shares” and “Class B Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers two classes of shares, also designated Class A and Class B shares (“Class A Acquiring Portfolio Shares” and “Class B Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ identically designated classes of shares have identical characteristics.

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (i) Class A Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class A Acquiring Portfolio Share and (ii) Class B Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2    The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by AXA Equitable pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4    At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

1.5    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to the Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of full and fractional Class A Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class B Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares such Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6    As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

2.    VALUATION

2.1    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

2.2    For purposes of paragraph 1.1(a), the NAV per share for each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3    All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable, in its capacity as the Trust’s administrator.

3.    CLOSING AND EFFECTIVE TIME

3.1    Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September 18, 2009 (“Effective Time”). If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored. The Closing shall be held at the Trust’s offices or at such other place as the Trust determines.

3.2    The Trust shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing.

3.3    The Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer (a) stating that its records contain the number of full and fractional outstanding Target Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Portfolio Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4.    CONDITIONS PRECEDENT

4.1    The Trust’s obligation to implement this Plan on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)    Target is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Target’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Target’s behalf, is a party or by which it is bound;

(c)    All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)    Target’s Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2008, have been audited by PricewaterhouseCoopers, LLP (“PwC”) and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(f)    Since December 31, 2008, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

(g)    At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(h)    Target is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for such year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of such section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Portfolio’s investment portfolio, that most of Target’s assets are consistent with Acquiring Portfolio’s investment objective and policies and thus can be transferred to and held by Acquiring Portfolio;

(j)    At the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions, and (2) Target will not have altered its portfolio in connection with the Reorganization to meet such 33 1/3% threshold;

(k)    To the best of the Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that was less than 50% of the number of the Target Shares at such date;

(l)    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(m)    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)    At the Effective Time, Target will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(p)    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2    The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)    Acquiring Portfolio is not currently engaged in, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Acquiring Portfolio’s behalf, is a party or by which it is bound;

(c)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring

Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and the Trust, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2008, have been audited by PwC and are in accordance with GAAP; and such Statements present fairly, in all material respects, Acquiring Portfolio’s financial condition at such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(e)    Since December 31, 2008, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Portfolio Share due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders shall not constitute a material adverse change;

(f)    At the Effective Time, all Returns of Acquiring Portfolio required by law to have been filed by such time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to such Returns;

(g)    Acquiring Portfolio is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Portfolio has met (or for such year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852; Acquiring Portfolio intends to continue after the Reorganization to meet all such requirements and to be eligible to and to so compute its federal income tax; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Portfolio will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions and (2) Acquiring Portfolio will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

(i)    Following the Reorganization, Acquiring Portfolio (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(j)    At the Effective Time and at all times thereafter, neither Acquiring Portfolio nor any person Related to it will have any plan or intention to acquire or redeem — either directly or through any transaction, agreement, or arrangement with any other person — any Acquiring Portfolio Shares issued pursuant to the Reorganization, other than redemptions that Acquiring Portfolio will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

(k)    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares;

(l)    There is no plan or intention for Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)    Acquiring Portfolio will not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

(n)    Before or pursuant to the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares;

(o)    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

(p)    The Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ benefit, pursuant to the terms of this Plan, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares and will be fully paid and non-assessable by the Trust.

4.3    The Trust’s obligation to implement this Plan on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance, on either Portfolio’s behalf, of this Plan, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c)    The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

(d)    The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e)    The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

(f)    At the Effective Time, there will be no intercompany indebtedness between the Portfolios that was issued or acquired, or will be settled, at a discount;

(g)    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h)    Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

(i)    None of the compensation AXA Equitable receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(k)    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties;

(l)    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

(m)    The Trust shall have called a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”);

(n)    The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(1)    Acquiring Portfolio’s acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(2)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(4)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(6)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    EXPENSES

Subject to satisfaction of the condition contained in paragraph 4.3(j), AXA Equitable shall bear the following Reorganization Expenses: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Portfolio’s prospectus and Target’s proxy materials, (2) legal and accounting fees in connection with the Reorganization, and (3) expenses of holding the Shareholders Meeting (including any adjournment or postponement thereof). AXA Equitable shall not bear any other expenses incurred in connection with the Reorganization, including brokerage and similar expenses incurred in connection therewith. Notwithstanding the foregoing, expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in such Portfolio’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.    TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio.

7.    AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following such approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

8.    MISCELLANEOUS

8.1    This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Portfolios’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3    Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Portfolios but are only binding on and enforceable against the respective Portfolio’s property. The Trust, in asserting any rights or claims under this Plan on either Portfolio’s behalf, shall look only to the other Portfolio’s property in settlement of such rights or claims and not to the property of any other series of the Trust or to such trustees, officers, or shareholders.

8.4    Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION

July 24, 2009

AXA PREMIER VIP TRUST

Multimanager Health Care Portfolio

(the “Health Care Portfolio”)

AND

Multimanager Aggressive Equity Portfolio

(the “Aggressive Equity Portfolio”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

Health Care Portfolio, a series of AXA Premier VIP Trust (the “Trust”)	Aggressive Equity Portfolio, also a series of the Trust

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Health Care Portfolio into the Aggressive Equity Portfolio under which the Aggressive Equity Portfolio would acquire all of the assets of the Health Care Portfolio in exchange solely for shares of the Aggressive Equity Portfolio and the Aggressive Equity Portfolio’s assumption of all of the Health Care Portfolio’s liabilities (“Reorganization”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (“Contracts”) with amounts allocated to the Health Care Portfolio and to other shareholders of the Health Care Portfolio as of June 30, 2009.

This SAI consists of the cover page, the information set forth below and the following documents, which are incorporated by reference herein and accompany this SAI:

(1)	The combined Statement of Additional Information of the Trust dated May 1, 2009, as supplemented (File Nos. 333-70754 and 811-10509), which contains information about the Aggressive Equity Portfolio; and

(2)	The Trust’s combined Annual Report to Shareholders for the fiscal year ended December 31, 2008, (File Nos. 333-70754 and 811-10509) which includes information about the Health Care Portfolio and the Aggressive Equity Portfolio.

The Trust’s SAI that is incorporated by reference above includes information about the Trust’s other portfolios that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated July 24, 2009 relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (877) 222-2144. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma combined Portfolio of Investments as of December 31, 2008, the pro forma combined Statement of Assets and Liabilities as of December 31, 2008, and the pro forma combined Statement of Operations for the twelve-month period ended December 31, 2008 for the Health Care Portfolio and the Aggressive Equity Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolios as of December 31, 2008, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of the Health Care Portfolio’s holdings may not remain at the time of the Reorganization. It is also expected that, if the Reorganization is approved, the Health Care Portfolio’s holdings that are not compatible with the Aggressive Equity Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies. The portion of the Health Care Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by AXA Equitable Life Insurance Company, the Aggressive Equity Portfolio’s investment manager, and the Aggressive Equity Portfolio’s investment sub-adviser(s) of the compatibility of those holdings with the Aggressive Equity Portfolio’s portfolio composition and investment objective and policies at the time of the Reorganization. The need for the Health Care Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.

AXA PREMIER VIP TRUST

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

	Multimanager Aggressive Equity Number of Shares	Multimanager Health Care Number of Shares	Adjustment	Pro Forma Multimanager Aggressive Equity Total Number of Shares	Multimanager Aggressive Equity Market Value	Multimanager Health Care Market Value	Adjustment	Pro Forma Multimanager Aggressive Equity Total Market Value	% of Net Assets
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.1%)
BorgWarner, Inc.^	34,500			34,500	$751,065			$751,065	0.1%

Automobiles (0.0%)
Toyota Motor Corp. (ADR)^	9,400			9,400	615,136			615,136	0.1%

Diversified Consumer Services (0.1%)
Apollo Global Management LLC, Class A*	450,000			450,000	450,000			450,000
New Oriental Education & Technology Group (ADR)*^	21,900			21,900	1,202,529			1,202,529

					1,652,529	—	—	1,652,529	0.1%

Hotels, Restaurants & Leisure (3.8%)
Ctrip.com International Ltd. (ADR)^	19,587			19,587	466,171			466,171
International Game Technology	423,500			423,500	5,035,415			5,035,415
Las Vegas Sands Corp.*	641,680			641,680	3,805,162			3,805,162
McDonald’s Corp.	351,159			351,159	21,838,578			21,838,578
Wynn Resorts Ltd.*^	149,414			149,414	6,314,236			6,314,236
Yum! Brands, Inc.	173,400			173,400	5,462,100			5,462,100

					42,921,662	—	—	42,921,662	3.8%

Household Durables (0.2%)
D.R. Horton, Inc.	272,145			272,145	1,924,065			1,924,065	0.2%

Internet & Catalog Retail (1.3%)
Amazon.com, Inc.*^	228,380			228,380	11,711,326			11,711,326
Liberty Media Corp., Interactive, Class A*	294,590			294,590	919,121			919,121
priceline.com, Inc.*^	23,100			23,100	1,701,315			1,701,315

					14,331,762	—	—	14,331,762	1.3%

Media (3.6%)
Cablevision Systems Corp. - New York Group, Class A^	653,980			653,980	11,013,023			11,013,023
CBS Corp., Class B^	37,760			37,760	309,254			309,254
Comcast Corp., Class A	74,700			74,700	1,260,936			1,260,936
Comcast Corp., Special Class A^	945,634			945,634	15,271,990			15,271,990
Liberty Global, Inc., Class A*^	24,390			24,390	388,289			388,289
Liberty Media Corp., Capital Series, Class A*	194,510			194,510	916,142			916,142
Liberty Media Corp., Entertainment
Series, Class A*	272,730			272,730	4,767,320			4,767,320
Sirius XM Radio, Inc.*	1,229,970			1,229,970	147,596			147,596
Viacom, Inc., Class B*	37,060			37,060	706,364			706,364
Walt Disney Co.^	234,750			234,750	5,326,478			5,326,478

					40,107,392	—	—	40,107,392	3.6%

Multiline Retail (0.5%)
Target Corp.	178,123			178,123	6,150,587			6,150,587	0.5%

Specialty Retail (1.0%)
Lowe’s Cos., Inc.	465,382			465,382	10,015,021			10,015,021
Ross Stores, Inc.	28,400			28,400	844,332			844,332

					10,859,353	—	—	10,859,353	1.0%

Textiles, Apparel & Luxury Goods (0.5%)
NIKE, Inc., Class B^	80,700			80,700	4,115,700			4,115,700
Polo Ralph Lauren Corp.^	33,370			33,370	1,515,332			1,515,332

					5,631,032	—	—	5,631,032	0.5%

Total Consumer Discretionary					124,944,583	—	—	124,944,583	11.1%

Consumer Staples (3.8%)
Beverages (0.8%)
PepsiCo, Inc.	160,700			160,700	8,801,539			8,801,539	0.8%

Food & Staples Retailing (3.0%)
CVS Caremark Corp.	645,946	80,685		726,631	18,564,488	2,318,887		20,883,375
Drogasil S.A.		95,486		95,486		412,077		412,077
Wal-Mart Stores, Inc.	191,373			191,373	10,728,371			10,728,371
Walgreen Co.		81,100		81,100		2,000,737		2,000,737

					29,292,859	4,731,701	—	34,024,560	3.0%

Personal Products (0.0%)
Herbalife Ltd.		15,464		15,464		335,260		335,260	0.0%

Total Consumer Staples					38,094,398	5,066,961	—	43,161,359	3.8%

Energy (6.3%)
Energy Equipment & Services (3.1%)
FMC Technologies, Inc.*	17,900			17,900	426,557			426,557
Halliburton Co.^	309,600			309,600	5,628,528			5,628,528
National Oilwell Varco, Inc.*^	244,963			244,963	5,986,896			5,986,896
Transocean Ltd.*^	234,067			234,067	11,059,666			11,059,666
Weatherford International Ltd.*	1,063,140			1,063,140	11,503,174			11,503,174

					34,604,821	—	—	34,604,821	3.1%

Oil, Gas & Consumable Fuels (3.2%)
Anadarko Petroleum Corp.	636,940			636,940	24,554,037			24,554,037
Denbury Resources, Inc.*	166,955			166,955	1,823,149			1,823,149
Petroleo Brasileiro S.A. (ADR)	87,269			87,269	2,137,218			2,137,218
Southwestern Energy Co.*	23,000			23,000	666,310			666,310
XTO Energy, Inc.	190,800			190,800	6,729,516			6,729,516

					35,910,230	—	—	35,910,230	3.2%

Total Energy					70,515,051	—	—	70,515,051	6.3%

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

Financials (6.8%)
Capital Markets (2.0%)
Goldman Sachs Group, Inc.	132,264		132,264	11,161,759			11,161,759
Merrill Lynch & Co., Inc.	100,900		100,900	1,174,476			1,174,476
State Street Corp.	211,800		211,800	8,330,094			8,330,094
TD Ameritrade Holding Corp.*	161,472		161,472	2,300,976			2,300,976

				22,967,305	—	—	22,967,305	2.0%

Commercial Banks (2.4%)
Industrial & Commercial Bank of China Ltd., Class H	13,087,000		13,087,000	6,955,324			6,955,324
U.S. Bancorp	314,228		314,228	7,858,842			7,858,842
Wells Fargo & Co.^	415,580		415,580	12,251,299			12,251,299

				27,065,465	—	—	27,065,465	2.4%

Consumer Finance (0.6%)
American Express Co.	360,700		360,700	6,690,985			6,690,985	0.6%

Diversified Financial Services (1.8%)
Interactive Brokers Group, Inc., Class A*	92,370		92,370	1,652,499			1,652,499
JPMorgan Chase & Co.	240,568		240,568	7,585,109			7,585,109
NASDAQ OMX Group, Inc.*^	135,972		135,972	3,359,868			3,359,868
NYSE Euronext, Inc.^	259,100		259,100	7,094,158			7,094,158

				19,691,634	—	—	19,691,634	1.8%

Insurance (0.0%)
Amil Participacoes S.A.		136,600	136,600		427,843		427,843	0.0%

Total Financials				76,415,389	427,843	—	76,843,232	6.8%

Health Care (41.9%)
Biotechnology (15.5%)
3SBio, Inc. (ADR)*		53,303	53,303		415,763		415,763
Alnylam Pharmaceuticals, Inc.*^	52,945		52,945	1,309,330			1,309,330
Alexion Pharmaceuticals, Inc.*^		14,900	14,900		539,231		539,231
Amgen, Inc.*	337,610	273,606	611,216	19,496,978	15,800,747		35,297,725
Amylin Pharmaceuticals, Inc.*^		183,845	183,845		1,994,718		1,994,718
Array BioPharma, Inc.*^		60,625	60,625		245,531		245,531
Biogen Idec, Inc.*^	424,020	44,181	468,201	20,196,073	2,104,341		22,300,414
BioMarin Pharmaceutical, Inc.*^		67,184	67,184		1,195,875		1,195,875
Celera Corp.*	205,091	225,640	430,731	2,282,663	2,511,373		4,794,036
Celgene Corp.*		146,120	146,120		8,077,514		8,077,514
Cephalon, Inc.*^		23,800	23,800		1,833,552		1,833,552
Cepheid, Inc.*^	306,308		306,308	3,179,477			3,179,477
Cougar Biotechnology, Inc.*		26,100	26,100		678,600		678,600
CSL Ltd.		48,957	48,957		1,156,047		1,156,047
Cytokinetics, Inc.*		166,900	166,900		475,665		475,665
Genentech, Inc.*^	223,824	148,707	372,531	18,557,248	12,329,297		30,886,545
Genomic Health, Inc.*	127,200		127,200	2,477,856			2,477,856
Genzyme Corp.*	318,770	56,749	375,519	21,156,763	3,766,431		24,923,194
Gilead Sciences, Inc.*^	94,859	208,971	303,830	4,851,089	10,686,777		15,537,866
Human Genome Sciences, Inc.*^		432,000	432,000		915,840		915,840
Incyte Corp.*^		317,609	317,609		1,203,738		1,203,738
Keryx Biopharmaceuticals, Inc.*^		387,141	387,141		88,578		88,578
Onyx Pharmaceuticals, Inc.*^		33,123	33,123		1,131,482		1,131,482
OSI Pharmaceuticals, Inc.*^		37,810	37,810		1,476,481		1,476,481
Pharmasset, Inc.*^		14,200	14,200		186,162		186,162
Progenics Pharmaceuticals, Inc.*^		142,400	142,400		1,468,144		1,468,144
Regeneron Pharmaceuticals, Inc.*^		79,340	79,340		1,456,682		1,456,682
Rigel Pharmaceuticals, Inc.*^		35,855	35,855		286,840		286,840
Seattle Genetics, Inc.*^		129,627	129,627		1,158,865		1,158,865
United Therapeutics Corp.*^		39,764	39,764		2,487,238		2,487,238
Vertex Pharmaceuticals, Inc.*^	75,410	70,565	145,975	2,290,956	2,143,765		4,434,721

				95,798,433	77,815,277	—	173,613,710	15.5%

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

Health Care Equipment & Supplies (6.4%)
Abiomed, Inc.*^		62,990	62,990		1,034,296		1,034,296
Alcon, Inc.		9,000	9,000		802,710		802,710
Align Technology, Inc.*^		36,083	36,083		315,726		315,726
American Medical Systems Holdings, Inc.*		78,622	78,622		706,812		706,812
Baxter International, Inc.		173,720	173,720		9,309,655		9,309,655
Beckman Coulter, Inc.		37,000	37,000		1,625,780		1,625,780
Becton, Dickinson & Co.		31,200	31,200		2,133,768		2,133,768
Cerus Corp.*	96,300		96,300	67,410			67,410
China Medical Technologies, Inc. (ADR)^		54,100	54,100		1,096,066		1,096,066
Covidien Ltd.^	205,190	145,804	350,994	7,436,086	5,283,937		12,720,023
Dentsply International, Inc.^		34,730	34,730		980,775		980,775
DexCom, Inc.*^		88,061	88,061		243,048		243,048
DiaSorin S.p.A.		28,709	28,709		570,807		570,807
EnteroMedics, Inc.*		161,109	161,109		235,219		235,219
Given Imaging Ltd.*^	477,848		477,848	3,956,581			3,956,581
Hologic, Inc.*^		64,725	64,725		845,956		845,956
Insulet Corp.*^		48,882	48,882		377,369		377,369
Medtronic, Inc.	144,000	317,151	461,151	4,524,480	9,964,884		14,489,364
Nobel Biocare Holding AG (Registered)		17,436	17,436		357,162		357,162
NuVasive, Inc.*^		24,595	24,595		852,217		852,217
ResMed, Inc.*^		26,917	26,917		1,008,849		1,008,849
Smith & Nephew plc		124,588	124,588		790,472		790,472
St. Jude Medical, Inc.*		144,800	144,800		4,772,608		4,772,608
Stryker Corp.^		18,500	18,500		739,075		739,075
Symmetry Medical, Inc.*^		65,500	65,500		522,035		522,035
Synthes, Inc.		11,865	11,865		1,499,809		1,499,809
Thoratec Corp.*^		5,095	5,095		165,537		165,537
TranS1, Inc.*		70,465	70,465		508,053		508,053
Volcano Corp.*^		128,100	128,100		1,921,500		1,921,500
Wright Medical Group, Inc.*^		105,275	105,275		2,150,768		2,150,768
Xtent, Inc.*		62,115	62,115		16,150		16,150
Zimmer Holdings, Inc.*	115,100	23,592	138,692	4,652,342	953,589		5,605,931

				20,636,899	51,784,632	—	72,421,531	6.4%

Health Care Providers & Services (7.4%)
Aetna, Inc.	246,300	37,662	283,962	7,019,550	1,073,367		8,092,917
AMERIGROUP Corp.*		28,208	28,208		832,700		832,700
Animal Health International, Inc.*		81,977	81,977		174,611		174,611
Assisted Living Concepts, Inc., Class A*		111,866	111,866		464,244		464,244
Cardinal Health, Inc.		70,100	70,100		2,416,347		2,416,347
CIGNA Corp.		26,933	26,933		453,821		453,821
Coventry Health Care, Inc.*		126,000	126,000		1,874,880		1,874,880
DaVita, Inc.*^		109,437	109,437		5,424,792		5,424,792
Express Scripts, Inc.*		94,362	94,362		5,188,023		5,188,023
Health Management Associates, Inc., Class A*^		203,400	203,400		364,086		364,086
Health Net, Inc.*^		139,090	139,090		1,514,690		1,514,690
HMS Holdings Corp.*^		21,595	21,595		680,675		680,675
Humana, Inc.*		72,600	72,600		2,706,528		2,706,528
McKesson Corp.		78,379	78,379		3,035,619		3,035,619
Medco Health Solutions, Inc.*		213,765	213,765		8,958,891		8,958,891
Pediatrix Medical Group, Inc.*^		8,843	8,843		280,323		280,323
Quest Diagnostics, Inc.		20,820	20,820		1,080,766		1,080,766
Rhoen-Klinikum AG		76,404	76,404		1,836,276		1,836,276
UnitedHealth Group, Inc.	754,390	412,851	1,167,241	20,066,774	10,981,837		31,048,611
WellPoint, Inc.*		163,685	163,685		6,896,049		6,896,049

				27,086,324	56,238,525	—	83,324,849	7.4%

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.		54,585	54,585		541,483		541,483
Eclipsys Corp.*^		34,600	34,600		490,974		490,974

				—	1,032,457	—	1,032,457	0.1%

Life Sciences Tools & Services (1.2%)
AMAG Pharmaceuticals, Inc.*^		7,488	7,488		268,445		268,445
Charles River Laboratories International, Inc.*^		24,393	24,393		639,097		639,097
Compugen Ltd.*^	166,250		166,250	71,488			71,488
Exelixis, Inc.*^		52,800	52,800		265,056		265,056
Illumina, Inc.*^	69,160	23,715	92,875	1,801,618	617,776		2,419,394
Life Technologies Corp.*		31,301	31,301		729,626		729,626
Pharmaceutical Product Development, Inc.^		57,354	57,354		1,663,840		1,663,840
PharmaNet Development Group, Inc.*^		130,590	130,590		118,837		118,837
Qiagen N.V.*^	55,490	46,331	101,821	974,404	813,572		1,787,976
Sequenom, Inc.*^		20,580	20,580		408,307		408,307
Thermo Fisher Scientific, Inc.*		108,215	108,215		3,686,885		3,686,885
Varian, Inc.*^		13,891	13,891		465,487		465,487
Waters Corp.*^		10,549	10,549		386,621		386,621

				2,847,510	10,063,549	—	12,911,059	1.1%

Pharmaceuticals (11.3%)
Abbott Laboratories, Inc.		218,700	218,700		11,672,019		11,672,019
Allergan, Inc.	133,500	68,311	201,811	5,382,720	2,754,299		8,137,019
ARYx Therapeutics, Inc.*		56,309	56,309		168,927		168,927
Astellas Pharma, Inc.		66,100	66,100		2,689,701		2,689,701
AstraZeneca plc (ADR)^		37,800	37,800		1,550,934		1,550,934
Auxilium Pharmaceuticals, Inc.*^		20,280	20,280		576,763		576,763
Bayer AG		16,839	16,839		989,204		989,204

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

BioMimetic Therapeutics, Inc.*	66,815	37,334	104,149	616,034	344,219		960,253
Bristol-Myers Squibb Co.		285,803	285,803		6,644,920		6,644,920
Cadence Pharmaceuticals, Inc.*^		80,382	80,382		581,162		581,162
Daiichi Sankyo Co., Ltd.		124,000	124,000		2,947,432		2,947,432
EastPharma Ltd. (GDR)*§†		74,814	74,814		120,825		120,825
Eisai Co., Ltd.		82,100	82,100		3,402,180		3,402,180
Elan Corp. plc (ADR)*^		150,600	150,600		903,600		903,600
Eli Lilly & Co.		31,000	31,000		1,248,370		1,248,370
Forest Laboratories, Inc.*	579,090	75,000	654,090	14,749,422	1,910,250		16,659,672
H. Lunbeck A/S		29,700	29,700		616,530		616,530
Hikma Pharmaceuticals plc		84,198	84,198		425,571		425,571
Ipsen S.A.		44,673	44,673		1,744,285		1,744,285
Johnson & Johnson	73,231	127,208	200,439	4,381,411	7,610,855		11,992,266
King Pharmaceuticals, Inc.*	137,150		137,150	1,456,533			1,456,533
Laboratorios Almirall S.A.		35,400	35,400		275,824		275,824
MAP Pharmaceuticals, Inc.*		28,446	28,446		198,553		198,553
Medicines Co.*		75,600	75,600		1,113,588		1,113,588
Merck KGaA		9,119	9,119		829,077		829,077
Novartis AG (ADR)		37,453	37,453		1,863,661		1,863,661
Pfizer, Inc.		113,536	113,536		2,010,723		2,010,723
Pharmstandard OJSC (GDR), Class S*§†		15,400	15,400		146,916		146,916
Roche Holding AG		21,972	21,972		3,382,231		3,382,231
Sanofi-Aventis S.A. (ADR)		105,274	105,274		3,385,612		3,385,612
Schering-Plough Corp.	148,387	266,600	414,987	2,527,031	4,540,198		7,067,229
Shionogi & Co., Ltd.		182,000	182,000		4,674,663		4,674,663
Shire, Ltd. (ADR)^		18,180	18,180		814,100		814,100
Takeda Pharmaceutical Co., Ltd.		21,300	21,300		1,104,883		1,104,883
Teva Pharmaceutical Industries Ltd. (ADR)	25,400	209,460	234,860	1,081,278	8,916,724		9,998,002
UCB S.A.		74,023	74,023		2,411,195		2,411,195
Valeant Pharmaceuticals International*^	103,300		103,300	2,365,570			2,365,570
Wyeth		256,049	256,049		9,604,398		9,604,398
XenoPort, Inc.*^		13,092	13,092		328,347		328,347

				32,559,999	94,502,739	—	127,062,738	11.3%

Total Health Care				178,929,165	291,437,179	—	470,366,344	41.9%

Industrials (10.7%)
Aerospace & Defense (3.61%)
Boeing Co.	115,500		115,500	4,928,385			4,928,385
General Dynamics Corp.	180,571		180,571	10,399,084			10,399,084
L-3 Communications Holdings, Inc.	151,630		151,630	11,187,261			11,187,261
Lockheed Martin Corp.^	169,118		169,118	14,219,441			14,219,441

				40,734,171	—	—	40,734,171	3.6%

Air Freight & Logistics (0.6%)
United Parcel Service, Inc., Class B^	114,800		114,800	6,332,368			6,332,368	0.6%

Airlines (0.2%)
Continental Airlines, Inc., Class B*^	96,493		96,493	1,742,664			1,742,664	0.2%

Construction & Engineering (2.1%)
Fluor Corp.^	8,170		8,170	366,588			366,588
Foster Wheeler Ltd.*	200,400		200,400	4,685,352			4,685,352
Quanta Services, Inc.*^	490,965		490,965	9,721,106			9,721,106
Shaw Group, Inc.*^	355,525		355,525	7,277,597			7,277,597
URS Corp.*^	48,728		48,728	1,986,641			1,986,641

				24,037,284	—	—	24,037,284	2.1%

Electrical Equipment (0.1%)
Baldor Electric Co.^	49,400		49,400	881,790			881,790	0.1%

Industrial Conglomerates (1.1%)
General Electric Co.^	390,400		390,400	6,324,480			6,324,480
Tyco International Ltd.	283,370		283,370	6,120,792			6,120,792

				12,445,272	—	—	12,445,272	1.1%

Machinery (1.2%)
Caterpillar, Inc.^	221,400		221,400	9,889,938			9,889,938
PACCAR, Inc.^	25,900		25,900	740,740			740,740
Pall Corp.	118,290		118,290	3,362,985			3,362,985

				13,993,663	—	—	13,993,663	1.2%

Road & Rail (1.8%)
Norfolk Southern Corp.	166,931		166,931	7,854,104			7,854,104
Union Pacific Corp.^	249,674		249,674	11,934,417			11,934,417

				19,788,521	—	—	19,788,521	1.8%

Total Industrials				119,955,733	—	—	119,955,733	10.7%

Information Technology (14.5%)
Communications Equipment (3.5%)
Arris Group, Inc.*^	54,743		54,743	435,207			435,207
Cisco Systems, Inc.*	519,600		519,600	8,469,480			8,469,480
Juniper Networks, Inc.*^	204,748		204,748	3,585,137			3,585,137
Nokia Oyj (ADR)	638,060		638,060	9,953,736			9,953,736
QUALCOMM, Inc.	472,101		472,101	16,915,379			16,915,379

				39,358,939	—	—	39,358,939	3.5%

Computers & Peripherals (2.0%)
Apple, Inc.*^	94,290		94,290	8,047,652			8,047,652
EMC Corp.*^	794,600		794,600	8,319,461			8,319,461
NetApp, Inc.*^	173,830		173,830	2,428,405			2,428,405
SanDisk Corp.*^	192,310		192,310	1,846,176			1,846,176
Seagate Technology^	282,650		282,650	1,252,140			1,252,140

				21,893,834	—	—	21,893,834	1.9%

Electronic Equipment, Instruments & Components (0.9%)
Dolby Laboratories, Inc., Class A*^	55,800		55,800	1,828,008			1,828,008
Itron, Inc.*^	36,630		36,630	2,334,796			2,334,796

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

Mettler-Toledo
International, Inc.*^		5,215		5,215		351,491		351,491
Trimble Navigation Ltd.*^	40,100			40,100	866,561			866,561
Tyco Electronics Ltd.	315,960			315,960	5,121,712			5,121,712

					10,151,077	351,491	—	10,502,568	0.9%

Internet Software & Services (2.5%)
eBay, Inc.*	332,900			332,900	4,647,284			4,647,284
Equinix, Inc.*^	21,430			21,430	1,139,862			1,139,862
Google, Inc., Class A*^	32,046			32,046	9,858,952			9,858,952
MercadoLibre, Inc.*^	62,400			62,400	1,023,984			1,023,984
Move, Inc.*^	1,567,140			1,567,140	2,507,424			2,507,424
Yahoo!, Inc.*	756,700			756,700	9,231,740			9,231,740

					28,409,246	—	—	28,409,246	2.5%

IT Services (1.9%)
Mastercard, Inc., Class A	58,395			58,395	8,346,397			8,346,397
Visa, Inc., Class A	241,893			241,893	12,687,288			12,687,288

					21,033,685	—	—	21,033,685	1.9%

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*	253,361			253,361	547,260			547,260
Broadcom Corp., Class A*	394,080			394,080	6,687,539			6,687,539
Cree, Inc.*	79,190			79,190	1,256,745			1,256,745
DSP Group, Inc.*^	49,860			49,860	399,877			399,877
Intel Corp.	121,190			121,190	1,776,645			1,776,645
Lam Research Corp.*^	55,680			55,680	1,184,870			1,184,870
Micron Technology, Inc.*^	341,710			341,710	902,114			902,114
Netlogic Microsystems, Inc.*	66,707			66,707	1,468,221			1,468,221
Silicon Laboratories, Inc.*^	80,023			80,023	1,982,970			1,982,970
Teradyne, Inc.*	55,880			55,880	235,814			235,814
Texas Instruments, Inc.	303,700			303,700	4,713,424			4,713,424

					21,155,479	—	—	21,155,479	1.9%

Software (1.8%)
Activision Blizzard, Inc.*	131,150			131,150	1,133,136			1,133,136
Autodesk, Inc.*	106,490			106,490	2,092,529			2,092,529
Electronic Arts, Inc.*^	243,355			243,355	3,903,413			3,903,413
Microsoft Corp.^	229,100			229,100	4,453,703			4,453,703
Nuance Communications, Inc.*^	179,425			179,425	1,858,843			1,858,843
Oracle Corp.*	59,098			59,098	1,047,808			1,047,808
Red Hat, Inc.*	133,150			133,150	1,760,243			1,760,243
Salesforce.com, Inc.*^	69,765			69,765	2,233,178			2,233,178
Shanda Interactive
Entertainment Ltd. (ADR)*^	38,546			38,546	1,247,349			1,247,349
Wind River Systems, Inc.*	47,900			47,900	432,537			432,537

					20,162,739	—	—	20,162,739	1.8%

Total Information Technology					162,164,999	351,491	—	162,516,490	14.5%

Materials (2.0%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	15,200			15,200	764,104			764,104
Monsanto Co.^	224,866			224,866	15,819,323			15,819,323
Mosaic Co.	138,600			138,600	4,795,560			4,795,560
Sociedad Quimica y Minera de Chile
S.A. (ADR)	50,000			50,000	1,219,500			1,219,500

Total Materials					22,598,487	—	—	22,598,487	2.0%

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	22,440			22,440	980,179			980,179

Total Utilities					980,179	—	—	980,179	0.1%

Total Common Stocks (97.2%)
(Cost $1,435,571,401)					794,597,984	297,283,474	—	1,091,881,458	97.2%

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.2%)
PowerShares QQQ
(Cost $1,831,476)	63,100			63,100	1,876,594			1,876,594	0.2%

	Number of Warrants	Number of Warrants	Number of Warrants	Number of Warrants
WARRANT:
Health Care (0.0%)
Biotechnology (0.0%)
Curis, Inc., expiring 10/14/09(b)*†
(Cost $—)	48,100			48,100	—			—	0.0%

	Principal Amount	Principal Amount	Principal Amount	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral Securities Loaned (17.8%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$5,470,000	$1,130,000		6,600,000	5,443,837	1,124,595		6,568,432
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	4,010,000	830,000		4,840,000	3,923,136	812,021		4,735,157
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	5,470,000	1,130,000		6,600,000	5,436,349	1,123,048		6,559,397
Comerica Bank
1.06%, 3/16/09 (l)	1,819,973	379,994		2,199,967	1,774,279	370,454		2,144,733
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	83,201,030	16,140,576		99,341,606	83,201,030	16,140,576		99,341,606
General Electric Capital Corp.
0.40%, 3/12/10 (l)	730,000	150,000		880,000	696,840	143,186		840,026
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	5,110,000	1,050,000		6,160,000	5,083,852	1,044,627		6,128,479
Hartford Life, Inc.
1.62%, 2/2/09 (l)	1,460,000	300,000		1,760,000	1,460,000	300,000		1,760,000

Pro Forma Combined Portfolio of Investments#

As of December 31, 2008 (Unaudited)

K2 (USA) LLC
0.37%, 5/29/09 (l)	7,288,999	1,509,793		8,798,792	7,242,349	1,500,130		8,742,479
0.37%, 6/18/09 (l)	9,118,664	1,889,723		11,008,387	9,052,645	1,876,042		10,928,687
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	4,559,978	939,995		5,499,973	410,403	84,600		495,003
Links Finance LLC
0.37%, 6/25/09 (l)	2,729,662	569,929		3,299,591	2,705,303	564,843		3,270,146
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	4,560,000	940,000		5,500,000	4,489,461	925,459		5,414,920
Monumental Global Funding II
0.43%, 5/26/10 (l)	8,570,000	1,770,000		10,340,000	7,370,200	1,522,200		8,892,400
Morgan Stanley
2.87%, 2/9/09 (l)	14,206,715	2,937,254		17,143,969	14,206,715	2,937,254		17,143,969
0.19%, 5/7/09 (l)	9,120,000	1,890,000		11,010,000	8,966,391	1,858,166		10,824,557
Pricoa Global Funding I
0.40%, 6/25/10 (l)	5,469,182	1,129,831		6,599,013	4,837,174	999,270		5,836,444

Total Short-Term Investments of Cash Collateral for Securities Loaned					166,299,964	33,326,471	—	199,626,435	17.8%

Time Deposit (2.8%)
JP Morgan Chase Nassau
0.001%, 1/2/09	12,935,119	$18,768,105		31,703,224	12,935,119	18,768,105		31,703,224	2.8%

Total Short-Term Investments (20.6%)
(Cost/Amortized Cost $239,284,522)					179,235,083	52,094,576	—	231,329,659	20.6%

OPTION PURCHASED:

	Number of Options (c)	Number of Options (c)	Number of Options (c)	Number of Options (c)
Call Option Purchased (0.0%)
Genentech, Inc.
January 2009 @ $80.00*		442		442		190,060		190,060
January 2009 @ $95.00*		795		795		15,900		15,900
January 2009 @ $100.00*		376		376		3,008		3,008
January 2009 @ $120.00*		1,423		1,423		7,115		7,115

Total Options Purchased (0.0%)
(Cost $1,068,064)					—	216,083	—	216,083	0.0%

Total Investments (118.0%)
(Cost/Amortized Cost $1,677,755,463)					975,709,661	349,594,133	—	1,325,303,794
Other Assets Less Liabilities (-18.0%)					(169,806,267)	(31,997,734)		(201,804,001)	-18.0%

Net Assets (100%)					805,903,394	317,596,399	—	1,123,499,793	100.0%

Notes to Pro Forma Combined Portfolio of Investments

#	As of December 31, 2008, all of the portfolio holdings of the Acquired Portfolio complied with the investment restrictions and/or compliance guidelines of the Acquiring Portfolio.
*	Non-income producing.
^	All, or a portion of security out on loan.
†	Securities (totaling $267,741 or 0.0% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $267,741 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(c)	One contract relates to 100 shares.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% – 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% – 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% – 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows:

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound vs. U.S. Dollar, expiring 2/10/09	250	386	$359,098	$386,173	$(27,075)
European Union vs. U.S. Dollar, expiring 2/10/09	630	900	874,396	900,289	(25,893)
European Union vs. U.S. Dollar, expiring 2/10/09	300	383	416,379	383,355	33,024
Swiss Franc vs. U.S. Dollar, expiring 2/10/09	1,350	1,247	1,268,832	1,246,606	22,226

					$2,282

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 2/10/09	1,022	644	$1,021,854	$925,035	$96,819
European Union vs. U.S. Dollar, expiring 2/10/09	2,515	1,970	2,514,666	2,734,222	(219,556)
Swiss Franc vs. U.S. Dollar, expiring 2/10/09	2,655	3,105	2,654,935	2,918,315	(263,380)

					$(386,117)

					$(383,835)

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

	Securities Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
Compugen Ltd.	$2,125,520	$362,615	$8,227,242	$71,488	$—	$(7,378,337)

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	—	$—
Options Written	3,919	539,689
Options Terminated in Closing Purchase Transactions	(3,715)	(516,841)
Options Expired	(204)	(22,848)
Options Exercised	—	—

Options Outstanding—December 31, 2008	—	$—

The Portfolio has a net capital loss carryforward of $5,225,109 which expires in the year 2016.

	Health Care	Aggressive	ProForma Aggressive
At December 31, 2008, the Portfolio had loaned securities with a total value of	$34,486,541	$171,611,953	$206,098,494
This was secured by collateral of	$34,687,095	$172,894,203	$207,581,298
which was received as cash and subsequently invested in short-term investments currently valued at , as reported in the portfolio of investments.	$33,326,471	$166,299,964	$199,626,435

For the year ended December 31, 2008, the Portfolio incurred approximately as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.	$3,719	$104,979	$108,698

Net Capital Loss total	$5,225,109	$960,635,594	$965,860,703
Expires:
2010		$197,479,160	$197,479,160
2011		$67,203,341	$67,203,341
2016	$5,225,109	$695,953,093	$701,178,202

Investment security transactions for the year ended December 31, 2008 were as follows:

	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive
Cost of Purchases:
Stocks and long-term corporate debt securities	$451,196,710	$2,087,202,606	$2,538,399,316

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$447,499,889	$2,655,160,581	$3,102,660,470

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical securities

• Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)			Significant Other Observable Inputs (Level 2)			Significant Unobservable Inputs (Level 3)			Total
	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive
Assets
Investments in Securities	$264,688,547	$789,069,254	$1,053,757,801	$84,637,845	$186,640,407	$271,278,252	$267,741	$—	$267,741	$349,594,133	$975,709,661	$1,325,303,794
Other Investments*		—	—	152,069	—	152,069	—	—	—	152,069	—	152,069

Total	264,688,547	789,069,254	1,053,757,801	84,789,914	186,640,407	271,430,321	267,741	—	267,741	349,746,202	975,709,661	1,325,455,863

Liabilities
Investments in Securities		—	—	—	—	—	—	—	—	—	—	—
Other Investments*		—	—	535,904	—	535,904	—	—	—	535,904	—	535,904

Total	—	—	—	535,904	—	535,904	—	—	—	535,904	—	535,904

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive	Multimanager Health Care	Multimanager Aggressive	Pro Forma Multimanager Aggressive
	Investments in Securities	Investments in Securities	Investments in Securities	Other Investments*	Other Investments*	Other Investments*
Balance as of 12/31/07	$1,425,571	$—	$1,425,571	$—	$—	$—
Total gains or losses (realized/unrealized) included in earnings	(126,359)	—	(126,359)	—	—	—
Purchases, sales, issuances, and settlements (net)	(1,135,988)	—	(1,135,988)	—	—	—
Transfers in and/or out of Level 3	104,517	—	104,517	—	—	—

Balance as of 12/31/08	$267,741	$—	$267,741	$—	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(755,237)	$—	$(755,237)	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Pro Forma Combined Statement of Assets and Liabilities

As of December 31, 2008 (Unaudited)

	Multimanager Aggressive Equity	Multimanager Health Care	Adjustment		Pro Forma Combined Multimanager Aggressive Equity
Investments at Cost	1,271,438,608	406,316,855			1,677,755,463
Foreign Cash at Cost	840	87,064			87,904
Securities on loan at market value	171,611,953	34,486,541			206,098,494
ASSETS
Investments at Value	975,709,661	349,594,133			1,325,303,794
Cash	3,252,418				3,252,418
Foreign Cash	721	18,881			19,602
Dividends, interest, and other receivables	998,208	465,100			1,463,308
Receivable from affiliate	2,927,830				2,927,830
Receivable for securities sold	2,617,811	5,527,180			8,144,991
Receivable from Separate Accounts for Trust shares sold	44,836	325,471			370,307
Unrealized appreciation of forward foreign currency contracts		152,069			152,069
Other assets	4,590	685			5,275

Total assets	985,556,075	356,083,519	—		1,341,639,594

LIABILITIES
Payable for return of cash collateral on securities loaned	172,894,203	34,687,095			207,581,298
Payable to Separate Accounts for Trust shares redeemed	1,119,155	285,714			1,404,869
Payable for securities purchased	4,982,805	2,476,746			7,459,551
Investment management fees payable	426,302	307,951			734,253
Distribution fees payable- Class B	23,633	62,872			86,505
Administrative fees payable	113,475	50,352			163,827
Unrealized depreciation of forward foreign currency contracts		535,904			535,904
Trustees’ fees payable	57,065	5,409			62,474
Accrued expenses	36,043	75,077			111,120

Total liabilities	179,652,681	38,487,120	—		218,139,801

NET ASSETS	805,903,394	317,596,399	—		1,123,499,793

Net assets were comprised of:
Paid in capital	2,262,562,366	400,536,173			2,663,098,539
Accumulated undistributed net investment income (loss)	816,261	28,809			845,070
Accumulated undistributed net realized loss	(1,161,754,800)	(25,803,519)			(1,187,558,319)
Unrealized depreciation on investments	(295,720,433)	(57,165,064)			(352,885,497)

	805,903,394	317,596,399	—		1,123,499,793

Class A Shares:
Net Assets	690,098,050	6,397,443			696,495,493
Shares outstanding	40,518,221	792,029	(416,411	)*	40,893,839

Net asset value, offering and redemption price per share	17.03	8.08			17.03

Class B Shares:
Net Assets	115,805,344	311,198,956			427,004,300
Shares outstanding	6,916,689	39,322,098	(20,735,163	)*	25,503,624

Net asset value, offering and redemption price per share	16.74	7.91			16.74

Pro Forma Combined Statement of Operations For the Twelve-Month Period Ended December 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividends (net of 3,364 and 137,502 foreign withholding tax respectively)	19,543,340	4,123,222			23,666,562
Interest	2,149,230	351,755			2,500,985
Securities lending (net)	2,767,173	216,050			2,983,223

Total income	24,459,743	4,691,027	—		29,150,770

EXPENSES
Investment management fees	13,721,090	4,679,166	(3,725,941	)(a)	14,674,315
Distribution fees- Class B	453,617	938,195			1,391,812
Administrative fees	3,451,765	708,300	35,000	(b)	4,195,065
Printing and mailing expenses	243,284	65,827			309,111
Custodian fees	167,000	90,000	(60,000	)(c)	197,000
Professional fees	92,760	65,692	(38,000	)(c)	120,452
Trustees’ fees	27,203	4,127			31,330
Miscellaneous	76,886	24,930	(12,000	)(c)	89,816

Gross expenses	18,233,605	6,576,237	(3,800,941)		21,008,901

Less: Fees paid indirectly	(441,379)	(70,991)	70,991	(d)	(441,379)

Net expenses	17,792,226	6,505,246	(3,729,950)		20,567,522

NET INVESTMENT INCOME	6,667,517	(1,814,219)	3,729,950		8,583,248

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (Realized loss from affiliates of 7,378,337 and 0 respectively)	(855,669,114)	(19,003,362)			(874,672,476)
Options written	—	(5,528)			(5,528)
Foreign currency transactions	(70,767)	630,720			559,953

Net realized loss	(855,739,881)	(18,378,170)	—		(874,118,051)

Net change in unrealized appreciation (depreciation) on:
Securities	(538,991,073)	(98,549,048)			(637,540,121)
Foreign currency translations	410	(534,398)			(533,988)

Net change in unrealized depreciation	(538,990,663)	(99,083,446)	—		(638,074,109)

NET REALIZED AND UNREALIZED LOSS	(1,394,730,544)	(117,461,616)	—		(1,512,192,160)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(1,388,063,027)	(119,275,835)	3,729,950		(1,503,608,912)

*	Reflects retired shares of acquired Portfolio
(a)	Reflects adjustment in expense due to new contractual rate
(b)	Reflects increased administrative fee for higher number of sleeve portfolios
(c)	Reflects adjustment to expenses due to elimination of duplicative expenses
(d)	Reflects adjustment to eliminate the Health Care Portfolio’s fees paid indirectly

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED—As of December 31, 2008)

NOTE 1 – BASIS OF COMBINATION:

On June 17, 2009 the Board of Trustees of AXA Premier VIP Trust (the “Trust”) approved a proposed Plan of Reorganization and Termination (“Reorganization Plan”) that provides for the transfer of all assets of the Multimanager Health Care Portfolio (“Health Care Portfolio”) to the Multimanager Aggressive Equity Portfolio (“Aggressive Portfolio”), each a series of the Trust, and the assumption by the Aggressive Portfolio of all of the liabilities of the Health Care Portfolio in exchange for shares of the Aggressive Portfolio having an aggregate value equal to the net assets of the Health Care Portfolio, the distribution of the Aggressive Portfolio shares to the Health Care Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Health Care Portfolio.

The Health Care Portfolio’s annual contractual management fee equals 0.95% of average daily net assets for the first $750 million, 0.90% of average daily net assets for the next $1 billion, 0.875% for the next $3 billion, 0.85% for the next $5 billion, and 0.825% of average daily net assets thereafter. The Aggressive Portfolio’s annual contractual management fee equals 0.60% of average daily net assets for the first $750 million, 0.55% of average daily net assets for the next $1 billion, 0.525% for the next $3 billion, 0.50% for the next $5 billion, and 0.475% of average daily net assets thereafter. The Reorganizations are subject to the approval of the shareholders of the Health Care Portfolio. A special meeting of these Portfolios’ shareholders will be held on or about September 10, 2009.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred at December 31, 2008. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Health Care Portfolio and Aggressive Portfolio at December 31, 2008. The unaudited pro forma statement of operations reflects the results of operations of the Aggressive Portfolio as if it had acquired the Health Care Portfolio at the beginning of the year ended December 31, 2008. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. Following the merger, the Aggressive Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Aggressive Portfolio and the results of operations for pre-combined periods will not be adjusted retrospectively.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

The Portfolios are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of each Portfolio’s fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of inputs used to value each Portfolio’s net assets as of December 31, 2008 is included in the Portfolio of Investments.

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price (except for securities sold short that are valued at the closing price or the mean of the latest available ask and bid price). Other unlisted equity securities are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

All publicly traded debt securities with a remaining maturity of sixty (60) days or less as of the valuation date will be valued using pricing vendor prices or other appropriate pricing sources.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Investments in Exchange Traded Funds (ETFs) are valued based on last sale price on the respective exchange.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Portfolios adopted the provisions of the FASB Interpretation number 48 Accounting for Uncertainty in Income Taxes (“the Interpretation”), on December 31, 2007. At December 31, 2008, the Portfolios did not have any liabilities for uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service and state taxing authorities. FIN 48 had no impact on the Portfolios for the year ended December 31, 2008.

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent to certain broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment returned. The net amount earned by lending investment securities is included in the Statements of Operations as securities lending income. At December 31, 2008, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan Chase and is summarized in the Portfolio of Investments. The Portfolios bear the risk of any loss in market value of the investments purchased with cash collateral.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Portfolio is held by one broker. The Portfolio is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions involve risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. Certain Portfolios may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Portfolio under which the parties agree to make payments to each other as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2008.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2008.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

NOTE 3 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Health Care Portfolio by the Aggressive Portfolio as of December 31, 2008. The number of additional shares issued was calculated based on the net assets of the Health Care Portfolio and net asset value per respective class of the Aggressive Portfolio at December 31, 2008.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the Aggressive Portfolio’s shares as if the merger had taken place on December 31, 2008. AXA Equitable will bear the expenses of the Reorganization, which are estimated at approximately $145,000.

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-800-221-0697

999 999 999 999 99

AXA EQUITABLE LIFE INSURANCE COMPANY

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2009

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (“Contracts”) whose account value is invested in shares of the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Health Care Portfolio”), a series of AXA Premier VIP Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, (“AXA Equitable”), the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Health Care Portfolio, or any adjournment or postponement thereof (“Meeting”), as described in the Combined Proxy Statement and Prospectus dated July 24, 2009 (“Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Proxy Statement/Prospectus accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2009

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:    X

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an AXA Equitable representative attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE TO VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

To approve the Plan of Reorganization and Termination adopted by the Trust with respect to the reorganization of the Multimanager Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, each a series of the Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOTE VIA THE INTERNET: www.proxyweb.com

VOTE VIA THE TELEPHONE: 1-800-221-0697

999 999 999 999 99

AXA PREMIER VIP TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2009

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the portfolio being acquired in the proposed Plan of Reorganization and Termination (the “Health Care Portfolio”), a series of the Trust. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side the specific proposal that will be considered at the Special Meeting of the Shareholders of the Health Care Portfolio, or any adjournment or postponement thereof (“Meeting”), as described in Combined Proxy Statement and Prospectus dated July 24, 2009 (“Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated 2009

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil:    X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

To approve the Plan of Reorganization and Termination adopted by the Trust with respect to the reorganization of the Multimanager Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, each a series of the Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.